SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

Total Return Calculation (Standardized)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1999 through December 31, 1999; the "5-year rate" is for the period January 1, 1995 through December 31, 1999; the "10-year rate" is for the period January 1, 1990 through December 31, 1999. "Since inception" figures assume the redemption on December 31, 1999 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

   Formula

      P(1+T)^n = ERV

      P    =  a hypothetical initial payment of $1,000
      T    =  average annual total return
      n    =  number of years
      ERV  =  ending redeemable value at the end of 1, 5, or 10 year periods
              (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The Total Returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges).

Total Return Calculation (Non-Standardized)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1999 through December 31, 1999; the "3-year rate" is for the period January 1, 1997 through December 31, 1999; the "5-year rate" is for the period January 1, 1995 through December 31, 1999; the "10-year rate" is for the period January 1, 1990 through December 31, 1999.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable early withdrawal charge (which would decrease the level of performance shown if reflected in these calculations), and the "Since inception" figures assume the redemption on December 31, 1999 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

------------------------------------------------------------------------------------------------------------------------------------
             Fund Name                              Separate    Maintenance                 One Year     Three           Five Year
                                                     Account       Fee        As of Date    AUV % -      Year AUV        AUV % -
                                                                                            Fund Inc     % - Fund        Fund Inc
                                                                                            Date         Inc Date        Date
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                 B        $0.00        12/31/1999     11.70%      15.64%          16.98%
Aetna Bond VP                                           B        $0.00        12/31/1999     (2.41%)      3.38%           5.52%
Aetna Get Fund - Series I                               B        $0.00        12/31/1999
Aetna Get Fund - Series K                               B        $0.00        12/31/1999
Aetna Growth and Income VP                              B        $0.00        12/31/1999     15.45%      18.40%          21.44%
Aetna Growth VP                                         B        $0.00        12/31/1999     32.70%      32.93%
Aetna Index Plus Large Cap VP                           B        $0.00        12/31/1999     22.21%      27.68%
Aetna International VP                                  B        $0.00        12/31/1999     48.79%
Aetna Money Market VP                                   B        $0.00        12/31/1999      3.31%       3.57%           3.71%
Aetna Real Estate Securities VP                         B        $0.00        12/31/1999     (5.83%)
Aetna Small Company VP                                  B        $0.00        12/31/1999     28.65%      19.13%
Aetna Technology VP                                     B        $0.00        12/31/1999
AIM V.I. Capital Appreciation Fund                      B        $0.00        12/31/1999     42.19%      23.02%          23.50%
AIM V.I. Government Securities Fund                     B        $0.00        12/31/1999     (2.98%)      3.00%           4.54%
AIM V.I. Growth and Income Fund                         B        $0.00        12/31/1999     31.99%      27.02%          26.05%
AIM V.I. Growth Fund                                    B        $0.00        12/31/1999     32.96%      29.83%          27.49%
AIM V.I. Value Fund                                     B        $0.00        12/31/1999     27.72%      26.47%          25.12%
Alliance Growth and Income Portfolio                    B        $0.00        12/31/1999      9.50%      18.12%          21.84%
Alliance Premier Growth Portfolio                       B        $0.00        12/31/1999     30.09%      35.56%          33.76%
Alliance Quasar Portfolio                               B        $0.00        12/31/1999     15.11%       8.02%
Fidelity VIP Equity-Income Portfolio                    B        $0.00        12/31/1999      4.54%      13.06%          16.62%
Fidelity VIP Growth Portfolio                           B        $0.00        12/31/1999     35.13%      31.04%          27.56%
Fidelity VIP High Income Portfolio                      B        $0.00        12/31/1999      6.34%       4.99%           9.02%
Fidelity VIP II Contrafund[RegTM] Portfolio             B        $0.00        12/31/1999     22.17%      23.98%
Janus Aspen Series Aggressive Growth Portfolio          B        $0.00        12/31/1999    121.63%      47.98%          33.94%
Janus Aspen Series Balanced Portfolio                   B        $0.00        12/31/1999     24.63%      25.47%          22.59%
Janus Aspen Series Growth Portfolio                     B        $0.00        12/31/1999     41.57%      31.59%          27.71%
Janus Aspen Series Worldwide Growth Portfolio           B        $0.00        12/31/1999     61.69%      35.02%          31.36%
MFS[RegTM]  Total Return Series                         B        $0.00        12/31/1999      1.35%      10.11%
Mitchell Hutchins Growth and Income Portfolio           B        $0.00        12/31/1999
Mitchell Hutchins Small Cap Portfolio                   B        $0.00        12/31/1999
Mitchell Hutchins Tactical Allocation Portfolio         B        $0.00        12/31/1999
Oppenheimer Aggressive Growth Fund/VA                   B        $0.00        12/31/1999     80.53%      29.85%          27.52%
Oppenheimer Main Street Growth and Income Fund/VA       B        $0.00        12/31/1999     19.66%      17.07%
Oppenheimer Strategic Bond Fund/VA                      B        $0.00        12/31/1999      1.10%       3.01%           6.43%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)   B        $0.00        12/31/1999     46.29%      31.32%          25.77%
PPI MFS Capital Opportunities Portfolio                 B        $0.00        12/31/1999     46.29%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)    B        $0.00        12/31/1999     48.34%      26.64%          24.17%
PPI MFS Emerging Equities Portfolio                     B        $0.00        12/31/1999     48.34%
PPI MFS Research Growth / Amer Century VP Cap Appr      B        $0.00        12/31/1999     21.95%      12.06%          11.28%
PPI MFS Research Growth Portfolio                       B        $0.00        12/31/1999     21.95%
PPI Scudder International / Scudder VLIF Int'l (3)      B        $0.00        12/31/1999     55.75%      25.02%          19.23%
PPI Scudder International Growth Portfolio              B        $0.00        12/31/1999     55.75%

------------------------------------------------------------------------------------------------------------------------------------
             Fund Name                                  Ten Year      Inception     One Year         Five Year      Ten Year
                                                        AUV % -       Year AUV      Product          Product        Product
                                                        Fund Inc      % - Fund      % w/DSC - SA     % w/DSC - SA   % w/DSC - SA
                                                        Date          Inc Date      Inc Date         Inc Date       Inc Date
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                   11.37%                     11.70%          16.98%        11.37%
Aetna Bond VP                                              5.91%                     (2.41%)          5.52%         5.91%
Aetna Get Fund - Series I
Aetna Get Fund - Series K
Aetna Growth and Income VP                                13.58%                     15.45%          21.44%        13.58%
Aetna Growth VP                                                         32.97%       32.70%
Aetna Index Plus Large Cap VP                                           28.32%       22.21%
Aetna International VP                                                  33.17%       48.79%
Aetna Money Market VP                                      3.56%                      3.31%           3.71%         3.56%
Aetna Real Estate Securities VP                                         (8.41%)      (5.83%)
Aetna Small Company VP                                                  19.53%       28.65%
Aetna Technology VP
AIM V.I. Capital Appreciation Fund                                      20.29%       42.19%
AIM V.I. Government Securities Fund                                      2.91%
AIM V.I. Growth and Income Fund                                         22.42%       31.99%
AIM V.I. Growth Fund                                                    20.88%       32.96%
AIM V.I. Value Fund                                                     21.02%       27.72%
Alliance Growth and Income Portfolio                                    13.54%
Alliance Premier Growth Portfolio                                       24.23%
Alliance Quasar Portfolio                                                8.78%
Fidelity VIP Equity-Income Portfolio                      12.57%                      4.54%          16.62%        16.61%
Fidelity VIP Growth Portfolio                             17.93%                     35.13%          27.56%        27.54%
Fidelity VIP High Income Portfolio                        10.55%                      6.34%
Fidelity VIP II Contrafund[RegTM] Portfolio                             25.61%       22.17%
Janus Aspen Series Aggressive Growth Portfolio                          32.17%      121.63%          33.94%
Janus Aspen Series Balanced Portfolio                                   18.60%       24.63%
Janus Aspen Series Growth Portfolio                                     22.20%       41.57%          27.71%
Janus Aspen Series Worldwide Growth Portfolio                           27.54%       61.69%
MFS[RegTM] Total Return Series                                          13.48%        1.35%
Mitchell Hutchins Growth and Income Portfolio                            9.38%
Mitchell Hutchins Small Cap Portfolio                                   15.29%
Mitchell Hutchins Tactical Allocation Portfolio                         16.57%
Oppenheimer Aggressive Growth Fund/VA                     18.28%                     80.53%
Oppenheimer Main Street Growth and Income Fund/VA                       23.68%       19.66%
Oppenheimer Strategic Bond Fund/VA                                       4.40%        1.10%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)     14.37%                     46.29%          25.77%
PPI MFS Capital Opportunities Portfolio                                 34.08%       46.29%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)      17.96%                     48.34%          24.17%
PPI MFS Emerging Equities Portfolio                                     34.80%       48.34%
PPI MFS Research Growth / Amer Century VP Cap Appr         8.98%                     21.95%          11.28%
PPI MFS Research Growth Portfolio                                       19.28%       21.95%
PPI Scudder International / Scudder VLIF Int'l (3)        11.68%                     55.75%          19.23%
PPI Scudder International Growth Portfolio                              34.21%       55.75%

------------------------------------------------------------------------------------------------------------------------------------
             Fund Name                                     Inception        Separate
                                                           Year Product     Account       Fund          Sep        Free      DSC
                                                           % w/DSC          Inceptio      Inception     Acct       Out       Method
                                                           - SA Inc Date    Date          Date          Charge
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                                     06/30/1989    04/03/198      170        0.00%      C
Aetna Bond VP                                                               05/31/1978    05/15/197      170        0.00%      C
Aetna Get Fund - Series I                                                                 06/15/200      170        0.00%      C
Aetna Get Fund - Series K                                                                 09/15/200      170        0.00%      C
Aetna Growth and Income VP                                                  05/01/1975    05/01/197      170        0.00%      C
Aetna Growth VP                                             33.96%          05/30/1997    12/13/199      170        0.00%      C
Aetna Index Plus Large Cap VP                               27.83%          10/31/1996    09/16/199      170        0.00%      C
Aetna International VP                                      23.95%          05/05/1998    12/22/199      170        0.00%      C
Aetna Money Market VP                                                       09/30/1975    08/01/197      170        0.00%      C
Aetna Real Estate Securities VP                            (10.96%)         05/06/1998    12/15/199      170        0.00%      C
Aetna Small Company VP                                      18.12%          05/30/1997    12/27/199      170        0.00%      C
Aetna Technology VP                                                         05/01/2000    05/01/200      170        0.00%      C
AIM V.I. Capital Appreciation Fund                          62.82%          10/02/1998    05/05/199      170        0.00%      C
AIM V.I. Government Securities Fund                                                       05/05/199      170        0.00%      C
AIM V.I. Growth and Income Fund                             54.26%          10/02/1998    05/02/199      170        0.00%      C
AIM V.I. Growth Fund                                        57.44%          10/02/1998    05/05/199      170        0.00%      C
AIM V.I. Value Fund                                         50.97%          10/02/1998    05/05/199      170        0.00%      C
Alliance Growth and Income Portfolio                                                      01/14/199      170        0.00%      C
Alliance Premier Growth Portfolio                                                         06/26/199      170        0.00%      C
Alliance Quasar Portfolio                                                                 08/05/199      170        0.00%      C
Fidelity VIP Equity-Income Portfolio                                        12/30/1994    10/09/198      170        0.00%      C
Fidelity VIP Growth Portfolio                                               12/30/1994    10/09/198      170        0.00%      C
Fidelity VIP High Income Portfolio                           7.50%          06/30/1995    09/19/198      170        0.00%      C
Fidelity VIP II Contrafund[RegTM] Portfolio                 22.77%          06/30/1995    01/03/199      170        0.00%      C
Janus Aspen Series Aggressive Growth Portfolio              32.28%          10/31/1994    09/13/199      170        0.00%      C
Janus Aspen Series Balanced Portfolio                       22.62%          01/31/1995    09/13/199      170        0.00%      C
Janus Aspen Series Growth Portfolio                         25.43%          07/29/1994    09/13/199      170        0.00%      C
Janus Aspen Series Worldwide Growth Portfolio               33.38%          04/28/1995    09/13/199      170        0.00%      C
MFS[RegTM] Total Return Series                              10.88%          05/31/1996    01/03/199      170        0.00%      C
Mitchell Hutchins Growth and Income Portfolio                8.44%          05/05/1999    01/04/199      170        0.00%      C
Mitchell Hutchins Small Cap Portfolio                        6.64%          07/02/1999    05/03/199      170        0.00%      C
Mitchell Hutchins Tactical Allocation Portfolio              7.59%          05/17/1999    01/04/199      170        0.00%      C
Oppenheimer Aggressive Growth Fund/VA                       35.23%          05/30/1997    08/15/198      170        0.00%      C
Oppenheimer Main Street Growth and Income Fund/VA           15.68%          05/30/1997    07/05/199      170        0.00%      C
Oppenheimer Strategic Bond Fund/VA                           2.85%          05/30/1997    05/03/199      170        0.00%      C
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)       17.52%          11/30/1992    09/10/198      170        0.00%      C
PPI MFS Capital Opportunities Portfolio                     34.17%          11/28/1997    11/28/199      170        0.00%      C
PPI MFS Emerging Equities / Alger Amer Small Cap (3)        18.09%          09/30/1993    09/21/198      170        0.00%      C
PPI MFS Emerging Equities Portfolio                         34.80%          11/28/1997    11/28/199      170        0.00%      C
PPI MFS Research Growth / Amer Century VP Cap Appr           9.70%          08/31/1992    11/20/198      170        0.00%      C
PPI MFS Research Growth Portfolio                           19.28%          11/28/1997    11/28/199      170        0.00%      C
PPI Scudder International / Scudder VLIF Int'l (3)          16.23%          08/31/1992    05/01/198      170        0.00%      C
PPI Scudder International Growth Portfolio                  34.07%          11/28/1997    11/28/199      170        0.00%      C

------------------------------------------------------------------------------------------------------------------------------------
             Fund Name
                                                            One       Three       Five      Ten         Fund           Separate
                                                            Year      Year        Year      Year        Inception      Account
                                                            DSC       DSC         DSC       DSC         DSC            Inception DSC
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                     0.00%     0.00%       0.00%     0.00%
Aetna Bond VP                                               0.00%     0.00%       0.00%     0.00%
Aetna Get Fund - Series I                                   0.00%     0.00%       0.00%     0.00%       0.00%
Aetna Get Fund - Series K                                   0.00%     0.00%       0.00%     0.00%
Aetna Growth and Income VP                                  0.00%     0.00%       0.00%     0.00%
Aetna Growth VP                                             0.00%     0.00%       0.00%     0.00%       0.00%          0%
Aetna Index Plus Large Cap VP                               0.00%     0.00%       0.00%     0.00%       0.00%          0%
Aetna International VP                                      0.00%     0.00%       0.00%     0.00%       0.00%          0%
Aetna Money Market VP                                       0.00%     0.00%       0.00%     0.00%
Aetna Real Estate Securities VP                             0.00%     0.00%       0.00%     0.00%       0.00%          0%
Aetna Small Company VP                                      0.00%     0.00%       0.00%     0.00%       0.00%          0%
Aetna Technology VP                                         0.00%     0.00%       0.00%     0.00%       0.00%          0%
AIM V.I. Capital Appreciation Fund                          0.00%     0.00%       0.00%     0.00%       0.00%          0%
AIM V.I. Government Securities Fund                         0.00%     0.00%       0.00%     0.00%       0.00%
AIM V.I. Growth and Income Fund                             0.00%     0.00%       0.00%     0.00%       0.00%          0%
AIM V.I. Growth Fund                                        0.00%     0.00%       0.00%     0.00%       0.00%          0%
AIM V.I. Value Fund                                         0.00%     0.00%       0.00%     0.00%       0.00%          0%
Alliance Growth and Income Portfolio                        0.00%     0.00%       0.00%     0.00%       0.00%
Alliance Premier Growth Portfolio                           0.00%     0.00%       0.00%     0.00%       0.00%
Alliance Quasar Portfolio                                   0.00%     0.00%       0.00%     0.00%       0.00%
Fidelity VIP Equity-Income Portfolio                        0.00%     0.00%       0.00%     0.00%                      0%
Fidelity VIP Growth Portfolio                               0.00%     0.00%       0.00%     0.00%                      0%
Fidelity VIP High Income Portfolio                          0.00%     0.00%       0.00%     0.00%                      0%
Fidelity VIP II Contrafund[RegTM] Portfolio                 0.00%     0.00%       0.00%     0.00%       0.00%          0%
Janus Aspen Series Aggressive Growth Portfolio              0.00%     0.00%       0.00%     0.00%       0.00%          0%
Janus Aspen Series Balanced Portfolio                       0.00%     0.00%       0.00%     0.00%       0.00%          0%
Janus Aspen Series Growth Portfolio                         0.00%     0.00%       0.00%     0.00%       0.00%          0%
Janus Aspen Series Worldwide Growth Portfolio               0.00%     0.00%       0.00%     0.00%       0.00%          0%
MFS[RegTM] Total Return Series                              0.00%     0.00%       0.00%     0.00%       0.00%          0%
Mitchell Hutchins Growth and Income Portfolio               0.00%     0.00%       0.00%     0.00%       0.00%          0%
Mitchell Hutchins Small Cap Portfolio                       0.00%     0.00%       0.00%     0.00%       0.00%          0%
Mitchell Hutchins Tactical Allocation Portfolio             0.00%     0.00%       0.00%     0.00%       0.00%          0%
Oppenheimer Aggressive Growth Fund/VA                       0.00%     0.00%       0.00%     0.00%                      0%
Oppenheimer Main Street Growth and Income Fund/VA           0.00%     0.00%       0.00%     0.00%       0.00%          0%
Oppenheimer Strategic Bond Fund/VA                          0.00%     0.00%       0.00%     0.00%       0.00%          0%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)       0.00%     0.00%       0.00%     0.00%                      0%
PPI MFS Capital Opportunities Portfolio                     0.00%     0.00%       0.00%     0.00%       0.00%          0%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)        0.00%     0.00%       0.00%     0.00%                      0%
PPI MFS Emerging Equities Portfolio                         0.00%     0.00%       0.00%     0.00%       0.00%          0%
PPI MFS Research Growth / Amer Century VP Cap Appr          0.00%     0.00%       0.00%     0.00%                      0%
PPI MFS Research Growth Portfolio                           0.00%     0.00%       0.00%     0.00%       0.00%          0%
PPI Scudder International / Scudder VLIF Int'l (3)          0.00%     0.00%       0.00%     0.00%                      0%
PPI Scudder International Growth Portfolio                  0.00%     0.00%       0.00%     0.00%       0.00%          0%